INSIGNIA MACRO FUND Class A - (IGMFX) Class I - (IGMLX)

SUMMARY PROSPECTUS | JANUARY 29, 2018

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.insigniafunds.com/regulatory-reports.php. You can also get this information at no cost by calling (855) 674-4642. The Fund’s Prospectus and Statement of Additional Information, both dated January 29, 2018, along with the Fund’s most recent annual report dated September 30, 2017, are incorporated by reference into this Summary Prospectus.

INSIGNIA MACRO FUND (THE “FUND”)

Investment Objective

The Fund seeks long-term risk-adjusted total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Buying and Redeeming Shares” on page 33 of the Fund’s prospectus and “Purchase, Exchange and Redemption of Shares” on page 48 of the Fund’s statement of additional information.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (as a percentage of the lower or original purchase price or redemption proceeds)	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 60 days of purchase)(1)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Total Other Expenses	0.70%	0.70%
Total Annual Fund Operating Expenses	2.20%	1.95%
Fee Waiver and Expense Reimbursement	(0.20%)	(0.20%)
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	2.00%	1.75%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (Load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

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(2)

The Fund intends to invest a portion of its assets in a wholly owned Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with Meritage Capital, LLC, the Subsidiary’s investment adviser and the Fund’s investment adviser (the “Adviser”), for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. Pursuant to the Fee Waiver Agreement (defined below), the Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board of the Fund.

(3)

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to the annual rate of 1.75%. The Fee Waiver Agreement is in effect through January 31, 2019 and may not be terminated or modified prior to this date without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 742	$ 1,182	$ 1,647	$ 2,926
Class I	$ 178	$ 593	$ 1,033	$ 2,256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2017, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by allocating its assets using two principal strategies:

●	“Global Macro/Managed Futures” strategy
●	“Fixed Income” strategy

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The Global Macro/Managed Futures strategy is designed to provide exposure to global macroeconomic and commodities-related investment strategies and produce attractive risk-adjusted returns with the expectation of low correlation to the broader equity markets by investing primarily in swap contracts, structured notes and other derivatives providing the returns of reference assets such as securities of limited partnerships, corporations, limited liability companies (including individual share classes thereof) and other types of pooled investment vehicles managed by independent managers (each, a “Manager”), including commodity pools (“Underlying Funds”). The Fund may access the returns of Underlying Funds that use a single Manager or multiple Managers to execute the Global Macro/Managed Futures strategy without restriction as to issuer, capitalization, country or currency. The Fund does not invest more than 25% of its assets with any one swap counterparty or structured note issuer.

The Fund’s investments provide the Fund with exposure to Managers who employ a variety of global macroeconomic and managed futures trading strategies including both discretionary and systematic styles. Managers who employ a discretionary style generally do not use quantitative models and may invest based on, among other factors, technical indicators, chart patterns, specialized knowledge, fundamental research or analysis. Managers who employ a systematic style generally exploit trending behavior of futures markets over various time frames by utilizing quantitative systems. The Managers primarily trade long and short positions in (1) options, (2) futures, (3) forwards and/or (4) spot contracts, each of which may be tied to various securities or commodities markets and sectors including: (i) equity, (ii) fixed income, (iii) foreign exchange, (iv) metals, (v) energy, (vi) agricultural, (vii) livestock and (viii) tropical commodities (such as coffee, sugar and cocoa). The Managers may also trade individual equities, fixed income securities and in other derivatives such as commodity swaps, credit default swaps, and interest rate forwards.

The Fund will execute its Global Macro/Managed Futures strategy, primarily, by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in Underlying Funds, swaps, structured notes and other derivatives. The Subsidiary is subject to the same investment restrictions as the Fund. The Adviser may change the Fund’s allocation among the Underlying Funds, swaps, structured notes and other derivatives.

To the extent the Adviser is utilizing derivatives to gain exposure to Underlying Funds, it is anticipated that the Fund’s Subsidiary will use a total return swap (the “Swap”), a type of derivative instrument based on a customized index designed to replicate the aggregate returns of the Underlying Funds selected by the Adviser. The Fund anticipates counterparties to the swap to be large international investment banks. The Swap is based on a notional amount agreed upon by the Adviser and the counterparty. The Adviser may add or remove Underlying Funds from the Swap or adjust the notional exposure between the Underlying Funds within the Swap. Generally, the fees and expenses of the Swap are based on the notional value. The index is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as operating expenses of the Underlying Funds, including any management and performance fees paid to a Manager of an Underlying Fund. Because the index is designed to replicate the returns of Underlying Funds selected by the Adviser, the performance of the Fund will depend on the ability of the Underlying Funds to generate returns in excess of the costs of the index.

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Through investing in swaps, structured notes and direct investments in Underlying Funds, some of which may trade commodity futures using a form of leverage referred to as notional funding (meaning that the nominal trading level exceeds the cash deposited in a trading account), the Fund will attempt to maintain an exposure to the Global Macro/Managed Futures strategy as if between 100% and 110% of the Fund’s net assets were invested in that strategy.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities, (3) certificates of deposit and time deposits issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, (4) participation interests in loans extended by banks to companies, (5) corporate bonds, notes, commercial paper or similar debt obligations, (6) convertible bonds, (7) mortgages or other asset-backed securities or (8) exchange-traded funds (“ETFs”) that each invests primarily in the preceding types of fixed income securities. The strategy may also invest in preferred stock and hybrid securities. The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by the Adviser to be of comparable quality. However, the Fixed Income strategy will be invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund’s fixed income investments may have fixed, variable, adjustable or zero coupon rates.

The Fund’s Adviser delegates management of the Fund’s Fixed Income strategy to a sub-adviser, Sage Advisory Services, Ltd. Co. (“Sub-Adviser” or “Sage”).

The Adviser anticipates that the Fund will, under normal conditions, allocate approximately 25% of its assets to the Global Macro/Managed Futures strategy and approximately 75% of its assets to the Fixed Income strategy. The Fund is “diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that, with respect to 75% of the value of its total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities or securities of investment companies), and may not acquire more than 10% of the outstanding voting securities of any single issuer. The Fund’s investments will be diversified across all equity market sectors.

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Adviser’s Investment Process

The Adviser will pursue the Fund’s investment objective by employing an investment and risk management process that the Adviser has historically applied in making allocations to Underlying Funds. The Adviser’s investment process consists of three primary steps: (1) sourcing and selecting Managers, (2) portfolio construction and (3) ongoing investment monitoring, risk management and reallocation. A summary of the Adviser’s process is set forth below:

Sourcing and Selecting	Portfolio Construction	Ongoing Monitoring, Risk Management and Reallocation

Process for sourcing and selecting Managers is based on quantitative analysis and qualitative due diligence to identify Managers whose performance, integrity, rigor, professionalism, operational best practices and transparency identify them as suitable candidates for investment by the Fund

Managers may be identified through various means, including industry contacts, competitors, brokerage firms, third-party databases, other investment advisers and intermediaries

The process for selection is both a top-down (economic and market driven) and bottom-up (based on Manager fundamentals) approach

Adviser examines economic and market conditions with the goal of constructing a portfolio using several different Managers who employ various investing styles

Adviser will consider, among other factors, historical Manager exposure, attribution and portfolio concentration as well as the potential correlation among Managers

Adviser considers the ways in which it can access Managers through investments in Underlying Funds, swaps or structured notes

Consult with Sub-Adviser regarding fixed income portfolio construction

Adviser engages in ongoing monitoring and diligence of the Managers and the Fund’s Sub-Adviser

As it determines appropriate, Adviser rebalances portfolio between the Global Macro/Managed Futures strategy and the Fixed Income strategy

Although the Fund is not required to allocate to any particular number of Underlying Funds or Managers, it is anticipated that the Fund will have exposure to between 3 and 15 Managers. The due diligence process the Adviser employs in selecting Underlying Funds generally includes:

●	performing a series of quantitative analytical studies to identify Managers who have delivered the best risk adjusted performance in their peer group;
●	correlation analysis to assist in determining which Managers may best diversify the portfolio;
●	qualitative analysis of the manager’s trading skill, risk management procedures, depth of the organization, trading and back office systems;
●	background checks on the principals and the organization; and
●	understanding of the principal’s plans and ambitions for their firm.

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The Adviser expects to allocate the Fund’s investments between the Global Macro/Managed Futures strategy through Underlying Funds, swaps, structured notes and the Fixed Income strategy which is managed by the Sub-Adviser. The Adviser will rebalance the portfolio periodically as it deems appropriate.

Sub-Adviser’s Investment Process

In choosing securities for the Fund, the Sub-Adviser begins with an analysis of the yield curve under multiple market scenarios. Next, the Sub-Adviser combines fundamental economic and quantitative security analysis to identify those sectors of the broad fixed income markets that offer attractive gross, risk adjusted and total returns. This is done by applying proprietary valuation models that aggregate fundamental characteristics, technical trends, and macro inputs. The Sub-Adviser then employs a multi-factor review process to select individual securities within each sector.

The Sub-Adviser also manages the portfolio’s duration. However, the Sub-Adviser does not have any limitations on duration, and the portfolio’s duration will change over time. Duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under an instrument are to be paid, rather than the instrument’s stated final maturity. When applied to the Fund’s Fixed Income portfolio, for example, a portfolio duration of five years means that if interest rates increased by 1%, the value of the portfolio would decrease by approximately 5%.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. None of the Fund, the Adviser or the Sub-Adviser can guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

The following risks apply to the Fund’s direct investment in securities and derivatives as well as the Fund’s indirect risks through investing in Underlying Funds, swaps, structured notes, other derivative instruments and the Subsidiary.

●

Aggressive Investment Technique Risk: The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to investments in the Swap and Underlying Funds and the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic changes (losses or gains). These techniques may expose the Fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

●

Commodity Risk: Investing in instruments or securities with exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Commodity-Related Tax Risks: The Fund may invest in commodity-related instruments and other derivatives through the Subsidiary established in the Cayman Islands, and may invest directly in certain types of commodity-related derivatives (such as structured notes). The tax treatment of commodity-linked investments is unclear and may be adversely affected by changes in legislation, regulations or other legally binding authority. If the income of the Fund from certain commodity-linked investments were treated as non-qualifying income for a regulated investment company (“RIC”), the Fund might not qualify as a RIC. The Fund must remain a RIC to avoid federal income tax at the Fund level.

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Counterparty Risk: The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy. In the event of default, the Fund could experience delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result. In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund’s investing activities.

●

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

●

Derivatives Risk: The Fund’s use of swaps or structured notes directly, and the indirect use of derivative instruments through investments in Underlying Funds, involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions held by Underlying Funds may expire exposing the Fund to potentially significant losses.

●	Emerging Markets Risk: Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations.

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Exchange-Traded Funds (ETFs) Risk: Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The Fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

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Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

●

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

●

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading

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markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

●

Geographic Risk: To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

●

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

●

Interest Rate Risk: Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

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Leverage Risk: The Fund directly or indirectly via investments in the Subsidiary and Underlying Funds will use derivatives to increase long and short exposure creating leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. With respect to investments in Underlying Funds, however, the Fund cannot lose more than its investment in an Underlying Fund because the Fund is not legally liable for an Underlying Fund’s derivative or other obligations. The Fund’s use of swap contracts involves indirect leverage because swap contract payments are based upon notional value rather than the amount invested.

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Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

●

Management Risk: The Adviser’s and Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgment about the potential performance of the Sub-Adviser may also prove incorrect and may not produce the desired results.

●

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Mortgage-Backed/Asset-Backed Securities Risk: The value of the Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets.

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Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

●	Structured Notes Risk: Structured notes involve leverage risk, tracking risk and issuer default risk.

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Swap Risk: Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. If a counter-party were to default on a swap agreement, the Fund will be subject to liquidity risk. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

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Turnover Risk: A higher portfolio turnover rate will result in higher transactional and brokerage costs. High rates of portfolio turnover may also result in the realization of short-term capital gains. Any distributions from net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes.

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Underlying Funds Risk: Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Funds will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to Managers engaged to trade Global Macro/Managed Futures strategies on behalf of the Underlying Fund. Those performance based fees will be paid by the Underlying Fund to each Manager without regard to the performance of other Managers engaged by an Underlying Fund (notwithstanding that a single Manager may be employed by two or more Underlying Funds) and without regard to the Underlying Fund’s or the Fund’s overall profitability. Underlying Funds are subject to specific risks, depending on the nature of the fund. Underlying Funds in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the Managers retained by the Underlying Funds will be profitable or avoid losses.

Please see “What are the Principal Risks of Investing in the Fund?” for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

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Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Class A shares to broad-based securities market indices for the periods indicated. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.insigniafunds.com or by calling 1-855-674-4642.

Annual Total Returns (For the Calendar Years ended 12/31) – Class A Shares

Best Quarter – September 30, 2014	6.44%
Worst Quarter – June 30, 2015	(3.97%)

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Average Annual Total Returns (for the periods ended December 31, 2017)

	1 Year	Since Inception (December 31, 2013)
Class A Shares
Return Before Taxes	(8.79%)	(1.05%)
Return After Taxes on Distributions	(8.96%)	(1.76%)
Return After Taxes on Distributions and Sale of Fund Shares	(4.97%)	(1.10%)
Class I Shares
Return Before Taxes	(3.44%)	0.41%
HFRI Macro (Total) Index (reflects no deduction for fees, expenses or taxes)	2.25%	1.87%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.98%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Investment Adviser

Meritage Capital, LLC is the investment adviser to the Fund.

Sub-Adviser

Sage Advisory Services, Ltd. Co. is the Sub-Adviser to the Fund’s Fixed Income strategy.

Portfolio Managers

Joseph S. Wade and Glenn K. Stotts, Portfolio Managers of the Adviser, have co-managed the Fund since its inception in December 2013 and since January 2015, respectively. Robert G. Smith III, Mark C. MacQueen, Robert C. Peck, Thomas H. Urano, Jeffrey S. Timlin, Portfolio Managers of the Sub-Adviser have co-managed the Fund’s Fixed Income strategy since its inception in December 2013 and Anthony J. Parish, Portfolio Manager of the Sub-Adviser has co-managed the Fund’s Fixed Income strategy since January 2017.

Purchase and Sale of Fund Shares

The Fund offers investors two Classes of shares: Classes A and I. The minimum investment in Class A shares is $2,500. The minimum investment in Class I shares is $250,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum. Purchases and redemptions may be made on any day the New

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York Stock Exchange (NYSE) is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at www.insigniafunds.com, by telephone at 1-855-674-4642 and by regular mail at P.O. Box 1920, Denver, CO 80201, or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for further information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income for individual and other noncorporate shareholders subject to tax at maximum federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, special tax rules will apply.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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